UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07326

                             Gabelli Investor Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                 Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                 Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code:    1-800-422-3554

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli ABC Fund

Annual Report December 31, 2017

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Ryan N. Kahn, CFA	Regina M. Pitaro	Gian Maria Magrini, CFA	Geoffrey P. Astle
Chief Investment Officer	Analyst	Managing Director	Analyst	Analyst
	Mr. Kahn is a graduate	Ms. Pitaro is a graduate	Mr. Magrini is a graduate	Mr. Astle is a graduate
	of Babson College.	of Columbia Business	of Fordham University.	of Fairfield University.
School, Loyola University
of Chicago and
Fordham University.

“Give a man a fish and you feed him for a day. Teach him how to arbitrage and you feed him forever.” — Warren Buffett

To Our Shareholders,

For the year ended December 31, 2017, the net asset value (“NAV”) per Class AAA Share of The Gabelli ABC Fund increased 2.2% compared with an increase of 4.7% for the Standard & Poor’s (“S&P”) Long-Only Merger Arbitrage Index. The performance of the ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index for the period was 0.9%. Another class of shares is available. See page 4 for performance information for both classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2017.

Performance Discussion (Unaudited)

The investment objective of the Fund is to achieve total returns that are attractive to investors in various market conditions without excessive risk to capital loss.

The Fund’s investment strategies are to primarily invest in securities of domestic and foreign issuers that Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”), believes provide attractive opportunities for appreciation or investment income. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented common stocks, i.e., common stocks that trade at a significant discount to the Adviser’s assessment of their “private market value” (the value informed investors would be willing to pay to acquire the entire company), virtually risk free U.S. Treasury Bills, and by utilizing certain “arbitrage” strategies. The Fund’s use of arbitrage may be described as investing in “event” driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, the Fund may purchase the selling company’s securities, offering the Fund the possibility of returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.

Global merger and acquisition (M&A) activity reached $3.6 trillion in 2017, helping Fund performance. Strong deal volume in 2017 was primarily driven by a large deal count as opposed to large transactions. The 49,480 deals announced in 2017 represented the highest deal count since records began in 1980. That number was bolstered by a 14% year over year increase in the number of deals announced in the U.S., despite U.S. deal volume declining 16% in 2017 to $1.4 trillion. Volumes fared much better in Europe, increasing 17% on year over year basis to $867.5 billion.

Despite strong deal activity in 2017, cross border M&A declined 10% to $1.3 trillion touching a three year low. Cross border M&A weakness was primarily driven by China’s outbound M&A activity which declined 35% to $141.5 billion for the year. This was offset by increased U.S. outbound M&A activity and strong Intra-Europe M&A levels.

On a sector basis, Real Estate won the year. Deal activity accelerated 47% in 2017 and hit an all-time high of $529.8 billion. The Technology and Energy & Power sectors also had a strong year, each accounting for 13% of overall M&A activity. Despite strength in these industries, others saw significant slowdowns in 2017. Media deal activity declined 21% on year over year basis, despite a handful of very large media transactions, and Materials M&A activity dropped 46% from 2016 levels.

Listed below are 5 deals that closed during 2017 which had positive effects on the return of the Fund.

Ariad Pharmaceuticals Inc. (ARIA) is a Cambridge, Massachusetts-based oncology company. Ariad develops and commercializes medicine for cancer treatment. On January 9, 2017, Ariad agreed to be acquired by Takeda Pharmaceuticals for $24.00 cash per share. The tender offer valued Ariad at $5.2 billion and was subject to regulatory approvals and other custom closing conditions. The deal closed February 16, 2017. The Fund earned an 11.96% annualized return.

Columbia Pipeline Partners LP (CPPL) is a Houston, Texas-based natural gas transportation and storage company. CPPL owns, operates pipeline and related midstream assets. On November 1, 2016, the partnership agreed to be acquired by Columbia Pipeline Group Inc., a subsidiary of TransCanada Corp., for $17.00 cash per unit representing an aggregate value of $915 million. The transaction was subject to shareholder vote and regulatory approval and closed on February 17, 2017. The Fund earned a 25.80% annualized return.

Mead Johnson Nutrition Co. is a Chicago, Illinois based nutrition company focused on the distribution of pediatric products. On February 10, 2017, MJN agreed to be acquired by Reckitt Benckiser Group plc for $90 cash per share, which valued the company at $17.9 billion. The deal was subject to regulatory and shareholder approval and closed on June 15, 2017. The Fund earned a 12.11% annualized return.

Whole Foods Market, Inc. (WFM) is an Austin, Texas based high-end supermarket chain that offers organic food products. On June 16, 2017, WFM agreed to be acquired by Amazon for $42 per share in cash, which valued the company at $13.7 billion. The merger required shareholder and regulatory approvals and closed on August 28, 2017. The Fund earned a 4.76% annualized return.

Dominion Diamond Corp. (DDC) is a Toronto, Ontario based diamond mining company. On July 17, 2017 DDC agreed to be acquired by The Washington Companies for $14.25 per share in cash representing a total equity value of $1.2 billion. This came after an initial offer of $13.50 cash per share. The transaction required regulatory and shareholder approvals and closed on November 1, 2017. The fund earned a 4.06% annualized return.

One of the detractors to the Fund’s performance was Rite Aid Corp (no longer held as of December 31, 2017). For two years, there were talks that Walgreens Boots Alliance would purchase Rite Aid in its 4,500-store entirety but, in July of 2017 that deal was shut down by anti-trust regulators and downsized in September. The new deal, set to close in the spring of 2018, will allow for Walgreens to buy 1,932 Rite Aid stores, three of their distribution centers, and other inventory for $4.4 billion. After this deal was announced, Rite Aid stocks plummeted. Other weak performers included Sprint Corp (0.3%), who, after months of negotiations, broke off a prospective merger with T-Mobile in October, and Westar Energy Inc. (1.8%), the largest electric company in Kansas. In April, the Kanas Corporation Commissions blocked a $12.2 billion merger between Westar and Great Plains Energy.

Thank you for your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2017 (a) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(5/14/93)
AAA Shares (GABCX)	2.20%	2.73%	2.80%	3.90%	5.65%
Advisor Shares (GADVX)	2.02	2.48	2.55	3.72	5.54
S&P Long-Only Merger Arbitrage Index	4.68	4.53	N/A(b)	N/A(b)	N/A(b)
Lipper U.S. Treasury Money Market Fund Average	0.44	0.10	0.19	0.93	2.16(c)
ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.86	0.27	0.39	1.28	2.60
S&P 500 Index	21.83	15.79	8.50	9.92	9.75(c)

In the current prospectuses dated April 28, 2017, the expense ratios for the Class AAA and the Advisor Class Shares, are 0.60% and 0.85%, respectively. See page 14 for the expense ratios for the year ended December 31, 2017.The Fund does not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC, the Adviser, not reimbursed certain expenses of the Fund for periods prior to December 31, 2007. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The S&P Long-Only Merger Arbitrage Index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested except for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of the Advisor Class Shares on May 1, 2007. The actual performance of the Advisor Class Shares would have been lower due to the additional expenses associated with this class of shares.

(b)  S&P Long-Only Merger Arbitrage Index inception date is January 17, 2008.

(c)   Lipper U.S. Treasury Money Market Fund Average and the S&P 500 Index since inception performance returns are as of April 30, 1993.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI ABC FUND (CLASS AAA SHARES), S&P 500 INDEX,

AND LIPPER U.S. TREASURY MONEY MARKET AVERAGE (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli ABC Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2017 through December 31, 2017                             Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2017.

	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli ABC Fund
Actual Fund Return
Class AAA	$1,000.00	$1,008.10	0.57%	$2.89
Advisor Class	$1,000.00	$1,008.20	0.82%	$4.15
Hypothetical 5% Return
Class AAA	$1,000.00	$1,022.33	0.57%	$2.91
Advisor Class	$1,000.00	$1,021.07	0.82%	$4.18

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2017:

The Gabelli ABC Fund

Long Positions
U.S. Treasury Bills	61.1%
Health Care	5.4%
Food and Beverage	4.6%
Building and Construction	4.2%
Energy and Utilities	3.2%
Computer Software and Services	2.0%
Entertainment	2.0%
Specialty Chemicals	1.7%
Financial Services	1.6%
Cable and Satellite	1.5%
Telecommunications	1.4%
Transportation	1.2%
Aerospace	1.1%
Electronics	1.0%
Wireless Communications	0.7%
Diversified Industrial	0.6%
Machinery	0.5%
Metals and Mining	0.5%
Semiconductors	0.4%

Broadcasting	0.4%
Automotive: Parts and Accessories	0.3%
Hotels and Gaming	0.3%
Retail	0.3%
Publishing	0.2%
Business Services	0.1%
Aviation: Parts and Services	0.1%
Consumer Products	0.1%
Consumer Services	0.0%*
Real Estate Investment Trusts	0.0%*
Closed-End Funds	0.0%*
Other Assets and Liabilities (Net)	7.8%

Short Positions
Building and Construction	(3.3)%
Health Care	(1.0)%

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”)for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli ABC Fund

Schedule of Investments — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS — 35.2%
	Aerospace — 1.1%
105,000	Orbital ATK Inc.	$13,863,852	$13,807,500
9,000	Rockwell Collins Inc.	1,206,258	1,220,580

		15,070,110	15,028,080

	Automotive: Parts and Accessories — 0.3%
413,000	Federal-Mogul Holdings Corp.†(a)	3,997,979	4,130,000

	Aviation: Parts and Services — 0.1%
65,000	Arconic Inc.	1,438,229	1,771,250

	Broadcasting — 0.4%
8,000	Cogeco Inc.	155,796	576,038
15,000	MSG Networks Inc., Cl. A†	221,600	303,750
100,000	Tribune Media Co., Cl. A	4,030,208	4,247,000

		4,407,604	5,126,788

	Building and Construction — 4.2%
3,500	ASH Grove Cement Co.	1,811,210	1,802,500
38,000	Johnson Controls International plc	759,414	1,448,180
1,030,000	Lennar Corp., Cl. B	41,571,815	53,230,400
6,000	NAPEC Inc.†	9,178	9,260
48,000	Norbord Inc., Toronto	1,161,166	1,624,821

		45,312,783	58,115,161

	Business Services — 0.1%
79,000	Diebold Nixdorf Inc.	1,955,999	1,291,650
40,000	exactEarth Ltd.†	114,835	33,095
500,000	Gerber Scientific Inc., Escrow†(a)	0	0
20,000	GrainCorp Ltd., Cl. A	162,315	127,805
12,900	HNZ Group Inc.†	188,234	191,704
5,000	LSC Communications Inc.	109,793	75,750
30,000	RR Donnelley & Sons Co.	406,411	279,000

		2,937,587	1,999,004

	Cable and Satellite — 1.5%
1,000	AMC Networks Inc., Cl. A†	33,167	54,080
12,500	Charter Communications Inc., Cl. A†	2,617,865	4,199,500
55,000	Liberty Global plc, Cl. A†	2,030,215	1,971,200
105,000	Liberty Global plc, Cl. C†	3,802,239	3,553,200
8,020	Liberty Global plc LiLAC, Cl. A†	261,943	161,603
20,500	Liberty Global plc LiLAC, Cl. C†	475,193	407,745
800,000	Sky plc†	9,979,205	10,930,791

		19,199,827	21,278,119

	Computer Software and Services — 2.0%
600,000	Aconex Ltd.†	3,552,651	3,590,712
31,800	Affecto OYJ	168,578	171,317

Shares		Cost	Market Value
300,000	Barracuda Networks Inc.†	$8,258,173	$8,250,000
500	Bazaarvoice Inc.†	2,728	2,725
100,000	BroadSoft Inc.†	5,487,714	5,490,000
38,000	Business & Decision†	351,544	360,194
32,000	Dalenys†	313,123	345,901
125,000	Digi International Inc.†	1,574,162	1,193,750
20,000	Donnelley Financial Solutions, Inc.†	516,491	389,800
31,800	Gemalto NV	1,861,942	1,888,678
52,000	iGO Inc.†	163,480	133,640
4,000	InterXion Holding NV†	114,877	235,720
6,000	Rockwell Automation Inc.	1,152,247	1,178,100
4,000	Servelec Group plc	17,306	17,120
241,000	Silver Spring Networks Inc.†	3,897,846	3,913,840
72,186	SQS Software Quality Systems AG	784,213	794,313
200	Synchronoss Technologies Inc.†	3,301	1,788

		28,220,376	27,957,598

	Consumer Products — 0.1%
100	Accell Group	3,366	2,811
100,000	Avon Products Inc.†	400,846	215,000
16,000	Bang & Olufsen A/S†	167,606	385,514
16,000	Edgewell Personal Care Co.†	1,232,169	950,240

		1,803,987	1,553,565

	Consumer Services — 0.0%
32,000	Alarmforce Industries Inc.	400,703	406,937
1,000	Liberty Interactive Corp. QVC Group, Cl. A†	27,411	24,420

		428,114	431,357

	Diversified Industrial — 0.6%
5,000	Fortune Brands Home & Security Inc.	66,455	342,200
170,000	General Cable Corp.	4,947,334	5,032,000
150,000	Haldex AB†	1,813,520	1,595,433
30,000	Katy Industries Inc.†(a)	23,299	33
40,000	Myers Industries Inc.	415,859	780,000
10,400	SLM Solutions Group AG†	359,659	595,844
10,000	Wartsila OYJ Abp	455,374	631,119

		8,081,500	8,976,629

	Electronics — 1.0%
290,600	Axis Communications AB	11,645,787	12,041,172
72,000	Hitachi Kokusai Electric Inc.	1,614,116	1,987,309

		13,259,903	14,028,481

	Energy and Utilities — 3.2%
64,800	Alerion Cleanpower SpA	177,654	232,006
50,000	Alvopetro Energy Ltd., Toronto†	36,046	6,961
38,000	Anadarko Petroleum Corp.	2,329,670	2,038,320

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued) Energy and Utilities (Continued)
11,500	Apache Corp.	$518,004	$485,530
36,000	Avangrid Inc.	1,395,000	1,820,880
1,000	Avista Corp.	52,328	51,490
133,000	Calpine Corp.†	1,970,355	2,012,290
20,000	Endesa SA	453,617	428,465
1,000	Enduro Royalty Trust	4,120	3,100
1,000	Etablissements Maurel et Prom†	4,370	4,319
500,000	Gulf Coast Ultra Deep Royalty Trust	564,334	15,538
4,500	Hess Corp.	222,442	213,615
65,000	National Fuel Gas Co.	3,473,197	3,569,150
80,000	Noble Energy Inc.	3,094,619	2,331,200
125,000	Severn Trent plc	3,381,011	3,648,773
800,000	Texas Competitive Electric Holdings Co. LLC, Escrow†(a)	0	0
425,000	Weatherford International plc†	2,472,776	1,772,250
470,000	Westar Energy Inc.	26,495,556	24,816,000
2,000	WGL Holdings Inc.	165,771	171,680
10,000	Whiting Petroleum Corp.†	295,825	264,800

		47,106,695	43,886,367

	Entertainment — 2.0%
13,000	Discovery Communications Inc., Cl. A†	272,697	290,940
13,000	Discovery Communications Inc., Cl. C†	256,455	275,210
7,000	Liberty Media Corp.- Liberty Braves, Cl. A†	167,010	154,350
365,000	Regal Entertainment Group, Cl. A	8,283,244	8,398,650
12,000	Scripps Networks Interactive Inc., Cl. A	984,299	1,024,560
2,000	The Madison Square Garden Co, Cl. A†	179,986	421,700
184,000	Time Warner Inc.	16,768,275	16,830,480

		26,911,966	27,395,890

	Financial Services — 1.6%
7,000	Alimco Financial Corp.†	240,731	109,375
68,000	AllianceBernstein Holding LP	769,116	1,703,400
34,500	CoBiz Financial Inc.	559,613	689,655
6,933	Forestar Group Inc.†	98,064	152,526
812	Horizon Bancorp	23,361	22,574
40,000	Kinnevik AB, Cl. A	1,346,449	1,395,082
60,000	KKR & Co. LP	196,979	1,263,600
1,000	Mastercard Inc., Cl. A	19,963	151,360
10,900	Melker Schorling AB	739,309	756,068

Shares		Cost	Market Value
73,000	MoneyGram International Inc.†	$1,242,932	$962,140
32,000	Navient Corp.	234,335	426,240
270,000	Nets A/S†	6,975,960	7,101,713
10,000	Oritani Financial Corp.	103,087	164,000
100	Patriot National Inc.†	968	4
270,000	Sterling Bancorp.	4,613,289	6,642,000
2,200	Topdanmark A/S†	62,593	95,060
18,000	Waddell & Reed Financial Inc., Cl. A	341,668	402,120
234,000	Wright Investors’ Service Holdings Inc.†	585,000	121,680

		18,153,417	22,158,597

	Food and Beverage — 4.6%
1,149,108	Amplify Snack Brands Inc.†	13,759,298	13,800,787
195,800	Bob Evans Farms Inc.	15,130,106	15,432,956
5,838,274	Parmalat SpA	18,814,283	21,715,600
5,000	Pernod Ricard SA	370,584	791,599
4,400,000	Premier Foods plc†	2,990,148	2,539,627
190,000	Refresco Group NV	4,436,935	4,513,822
24,000	Remy Cointreau SA	1,467,270	3,325,974
20,107	Snyder’s-Lance Inc.	836,028	1,006,959
2,000	The Hershey Co.	205,020	227,020

		58,009,672	63,354,344

	Health Care — 5.3%
235,000	Advanced Accelerator Applications SA, ADR†	19,047,215	19,180,700
35,000	Akorn Inc.†	1,163,580	1,128,050
19,000	Allergan plc	4,459,137	3,108,020
95,000	AstraZeneca plc, ADR	3,621,070	3,296,500
67,828	Becton Dickinson and Co.	14,676,100	14,519,262
800	Bio-Rad Laboratories Inc., Cl. A†	79,952	190,936
28,800	Cadus Corp.†	34,704	41,760
8,000	Depomed Inc.†	119,075	64,400
18,000	Endo International plc†	214,540	139,500
224,500	Entellus Medical Inc.†	5,349,992	5,475,555
128,500	Enzymotec Ltd.†	1,515,336	1,522,725
182,000	Exactech Inc.†	7,615,521	8,999,900
2,000	ICU Medical Inc.†	115,620	432,000
160,941	Idorsia Ltd.†	1,656,880	4,203,344
170,000	Ignyta Inc.†	4,556,850	4,539,000
400	Illumina Inc.†	16,234	87,396
3,700	Incyte Corp.†	443,724	350,427
75,000	Kindred Healthcare Inc.	679,065	727,500
37,000	McKesson Europe AG	1,170,357	1,171,566
92,977	MGC Diagnostics Corp.	1,019,987	1,025,536
5,000	Mylan NV†	245,704	211,550
433,000	Myrexis Inc.†	44,849	15,372
1,000	NxStage Medical Inc.†	29,305	24,230
3,000	Perrigo Co. plc	280,183	261,480

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
126,500	Sucampo Pharmaceuticals Inc., Cl. A†	$2,262,617	$2,270,675
6,000	Zimmer Biomet Holdings Inc.	706,537	724,020

		71,124,134	73,711,404

	Hotels and Gaming — 0.3%
30,000	Belmond Ltd., Cl. A†	357,851	367,500
11,500	Eldorado Resorts Inc.†	54,173	381,225
2,000	Mantra Group Ltd.	5,937	6,086
712,000	NYX Gaming Group Ltd.†	1,364,906	1,348,099
25,000	Ryman Hospitality Properties Inc.	1,076,449	1,725,500

		2,859,316	3,828,410

	Machinery — 0.5%
28,000	Astec Industries Inc.	998,791	1,638,000
140,000	CNH Industrial NV	1,121,455	1,876,000
45,000	CNH Industrial NV, Borsa Italiana	383,886	603,103
320,000	Pure Technologies Ltd.	2,221,398	2,286,078
18,000	Xylem Inc.	448,628	1,227,600

		5,174,158	7,630,781

	Metals and Mining — 0.5%
18,000	Alamos Gold Inc., Cl. A	137,998	117,180
42,000	Ampco-Pittsburgh Corp.	398,580	520,800
170,000	Freeport-McMoRan Inc.†	1,617,499	3,223,200
42,000	Newmont Mining Corp.	998,157	1,575,840
12,000	Pan American Silver Corp.	170,418	186,921
10,500	Vulcan Materials Co.	457,522	1,347,885

		3,780,174	6,971,826

	Publishing — 0.2%
5,000	Meredith Corp.	214,965	330,250
14,000	Telegraaf Media Groep NV†	89,203	88,197
130,000	The E.W. Scripps Co., Cl. A†	2,322,198	2,031,900
13,400	Time Inc.	247,632	247,230
6,000	tronc Inc.†	68,490	105,540

		2,942,488	2,803,117

	Real Estate Investment Trusts — 0.0%
500	American Tower Corp.	7,707	71,335
300	Axiare Patrimonio SOCIMI SA	6,525	6,630
10,000	GGP Inc.	237,531	233,900

		251,763	311,865

	Retail — 0.2%
15,900	Buffalo Wild Wings Inc.†	2,477,198	2,485,965
20,000	Macy’s Inc.	418,436	503,800

		2,895,634	2,989,765

	Semiconductors — 0.4%
125,000	AIXTRON SE†	505,959	1,736,778

Shares		Cost	Market Value
100,000	IXYS Corp.†	$2,194,960	$2,395,000
900	MoSys Inc.†	2,164	999
15,000	NXP Semiconductors NV†	1,477,450	1,756,350

		4,180,533	5,889,127

	Specialty Chemicals — 1.7%
864,957	Calgon Carbon Corp.	18,534,027	18,423,584
4,500	International Flavors & Fragrances Inc.	466,541	686,745
6,000	Linde AG	993,268	1,305,913
12,000	Monsanto Co.	1,248,386	1,401,360
50,000	SGL Carbon SE†	707,892	683,313
20,000	Valvoline Inc.	443,000	501,200

		22,393,114	23,002,115

	Telecommunications — 1.4%
290,000	Asia Satellite Telecommunications Holdings Ltd.	660,412	262,798
368,000	CenturyLink Inc.	7,576,298	6,138,240
14,000	Harris Corp.	1,114,461	1,983,100
130,000	Koninklijke KPN NV	396,278	453,590
100,000	Pharol SGPS SA†	26,205	29,996
650,000	Sprint Corp.†	3,356,454	3,828,500
1,800	Straight Path Communications Inc., Cl. B†	323,395	327,222
84,000	Telenet Group Holding NV†	3,827,656	5,854,723

		17,281,159	18,878,169

	Transportation — 1.2%
730,000	Abertis Infraestructuras SA	13,409,033	16,247,720
300	Solvang ASA†	1,117	1,206
2,500	XPO Logistics Europe SA†	607,603	772,401

		14,017,753	17,021,327

	Wireless Communications — 0.7%
10,000	Blackberry Ltd.†	68,396	111,700
1,000	DGC One AB(a)	28,852	30,476
122,000	Millicom International Cellular SA, SDR	7,526,306	8,239,324
7,500	T-Mobile US Inc.†	121,875	476,325
13,000	United States Cellular Corp.†	491,946	489,190

		8,237,375	9,347,015

	TOTAL COMMON STOCKS	449,477,350	489,576,151

	CLOSED-END FUNDS — 0.0%
1,400	Altaba Inc.†	20,580	97,790

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	PREFERRED STOCKS — 0.0%
	Financial Services — 0.0%
	Steel Partners Holdings LP
14,098	Ser. a, 6.000%	$253,473	$297,045
9,968	Ser. A, 6.000%	223,182	210,923

		476,655	507,968

	Telecommunications — 0.0%
3,000	Cincinnati Bell Inc., 6.750%, Ser. B	62,529	153,000

	TOTAL PREFERRED STOCKS	539,184	660,968

	RIGHTS — 0.2%
	Entertainment — 0.0%
201,000	Media General Inc., CVR†(a)	0	0

	Health Care — 0.1%
110,600	Adolor Corp., CPR, expire 07/01/19†(a)	0	28,756
187,969	Ambit Biosciences Corp., CVR†(a)	0	112,781
135,000	American Medical Alert Corp., CPR†(a)	0	1,350
54,000	Chelsea Therapeutics International Ltd., CVR†(a)	5,940	0
5,000	Community Health Systems Inc., CVR†	158	36
795,000	Dyax Corp., CVR, expire 12/31/19†(a)	0	882,450
640,000	Innocoll, CVR†(a)	384,000	384,000
95,400	Ocera Therapeutics, CVR†(a)	25,758	25,758
100	Omthera Pharmaceuticals Inc., CVR, expire 12/31/20†(a)	0	0
400,000	Sanofi, CVR, expire 12/31/20†	88,100	152,000
739,500	Synergetics USA Inc., CVR†(a)	73,950	73,950
825,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(a)	401,888	0
12,000	Tobira Therapeutics Inc., CVR†(a)	720	720

		980,514	1,661,801

	Retail — 0.1%
950,000	Safeway Casa Ley, CVR†	166,857	508,250
950,000	Safeway PDC, CVR†	0	14,250

		166,857	522,500

	TOTAL RIGHTS	1,147,371	2,184,301

Shares		Cost	Market Value
	WARRANTS — 0.0%
	Metals and Mining — 0.0%
2,550	Hudbay Minerals Inc., expire 07/20/18†	$2,886	$791

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.0%
	Building and Construction — 0.0%
$525,000	Layne Christensen Co., 4.250%, 11/15/18	522,107	512,859

	CORPORATE BONDS — 0.0%
	Health Care — 0.0%
65,000	Constellation Health Promissory Note, PIK, 5.000%, 01/31/24(a)(b)	27,950	27,950

	U.S. GOVERNMENT OBLIGATIONS — 61.1%
854,038,000	U.S. Treasury Bills, 0.857% to 1.491%††, 01/11/18 to 08/16/18(c)	851,034,138	850,731,033

	TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT — 96.5%	$1,302,771,566	1,343,791,843

	SECURITIES SOLD SHORT — (4.3)%
	(Proceeds received $51,497,233)		(60,684,462)

	Other Assets and Liabilities (Net) — 7.8%		108,848,495

	NET ASSETS — 100.0%.		$1,391,955,876

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (4.3)%
	Building and Construction — (3.3)%
730,000	Lennar Corp., Cl. A	$36,780,460	$46,165,200

	Health Care — (1.0)%
67,828	Becton Dickinson and Co.	14,716,773	14,519,262

	TOTAL SECURITIES SOLD SHORT(d)	$51,497,233	$60,684,462

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Payment-in-kind (“PIK”) security. 5.00% PIK interest income will be paid as additional securities at the discretion of the issuer.

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2017

(c)

At December 31, 2017, $144,915,000 of the principal amount was reserved and/or pledged with the custodian for securities sold short, equity contract for difference swap agreements, and forward foreign exchange contracts.

		ADR CCCP CPR CVR SDR	American Depositary Receipt Contingent Cash Consideration Payment Contingent Payment Right Contingent Value Right Swedish Depositary Receipt
(d)	At December 31, 2017, these proceeds were being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

As of December 31, 2017, forward foreign exchange contracts outstanding were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation
USD 63,466,004	EUR 53,200,000	State Street Bank and Trust Co.	01/31/18	$(493,934)
USD 18,119,025	GBP 13,500,000	State Street Bank and Trust Co.	01/31/18	(128,476)

TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS				$(622,410)

As of December 31, 2017, equity contract for difference swap agreements outstanding were as follows:
Market Value Appreciation Received	One Month LIBOR Plus 90 bps plus Market Value Depreciation Paid	Counterparty	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation
Euler Hermes Group SA	Euler Hermes Group SA	The Goldman Sachs Group, Inc.	1 month	11/29/2018	$715,101	$15,665	—	$15,665
Premier Foods plc	Premier Foods plc	The Goldman Sachs Group, Inc.	1 month	04/02/2018	934,191	41,256	—	41,256

TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENT								$56,921

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Assets and Liabilities December 31, 2017
Assets:
Investments, at value (cost $1,302,771,566)	$1,343,791,843
Foreign currency, at value (cost $37,339)	37,340
Cash	23,545,414
Deposit at broker for securities sold short	56,767,360
Deposit at broker for swap contracts	2,000,000
Receivable for Fund shares sold	14,320,285
Receivable for investments sold	38,746,232
Dividends and interest receivable	392,904
Unrealized appreciation on swap contracts	56,921
Prepaid expenses	29,700

Total Assets	1,479,687,999

Liabilities:
Securities sold short, at value (proceeds $51,497,233)	60,684,462
Payable for investments purchased	24,884,125
Payable for Fund shares redeemed	461,399
Payable for investment advisory fees	596,382
Payable for distribution fees	160,274
Payable for accounting fees	3,750
Unrealized depreciation on forward foreign exchange contracts	622,410
Other accrued expenses	319,321

Total Liabilities	87,732,123

Net Assets
(applicable to 134,867,544 shares outstanding)	$1,391,955,876

Net Assets Consist of:
Paid-in capital	$1,359,829,940
Undistributed net investment income	1,082,076
Distributions in excess of net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	(225,324)
Net unrealized appreciation on investments	41,020,277
Net unrealized depreciation on securities sold short	(9,187,229)
Net unrealized appreciation on swap contracts	56,921
Net unrealized depreciation on forward foreign exchange contracts	(622,410)
Net unrealized appreciation on foreign currency translations	1,625

Net Assets	$1,391,955,876

Shares of Capital Stock, each at $0.001 par value; 500,000,000 shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($660,558,458 ÷ 63,618,353 shares outstanding)	$10.38

Advisor Class:
Net Asset Value, offering, and redemption price per share ($731,397,418 ÷ 71,249,191 shares outstanding)	$10.27

Statement of Operations For the Year Ended December 31, 2017
Investment Income:
Dividends (net of foreign withholding taxes of $266,980)	$7,489,791
Interest	8,054,337
Other income*	221

Total Income	15,544,349

Expenses:
Investment advisory fees	7,149,625
Distribution fees - Advisor Class	2,008,548
Dividend expense on securities sold short	258,321
Service fees for securities sold short (See Note 2)	7,182
Tax expense	170,286
Custodian fees	141,409
Shareholder communications expenses	116,728
Registration expenses	114,441
Directors’ fees	92,000
Shareholder services fees	61,999
Accounting fees	45,000
Legal and audit fees	25,555
Interest expense	8,106
Miscellaneous expenses	89,879

Total Expenses	10,289,079

Less:
Expenses paid indirectly by broker (See Note 6)	(10,952)

Net Expenses	10,278,127

Net Investment Income	5,266,222

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized gain on investments	12,861,747
Net realized loss on securities sold short	(2,465,390)
Net realized loss on swap contracts	(49,360)
Net realized loss on forward foreign exchange contracts	(7,537,137)
Net realized gain on foreign currency transactions	167,353

Net realized gain on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions	2,977,213

Net change in unrealized appreciation/depreciation:
on investments	32,120,220
on securities sold short	(10,223,675)
on swap contracts	34,292
on forward foreign exchange contracts	(377,782)
on foreign currency translations	9,278

Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency translations	21,562,333

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency	24,539,546

Net Increase in Net Assets Resulting from Operations	$29,805,768

*	The Fund received a reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Operations:
Net investment income	$ 5,266,222	$ 774,207
Net realized gain on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions	2,977,213	29,894,761
Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency translations	21,562,333	11,071,021

Net Increase in Net Assets Resulting from Operations	29,805,768	41,739,989

Distributions to Shareholders:
Net investment income
Class AAA	—	(4,082,045)
Advisor Class	—	(3,735,843)

	—	(7,817,888)

Net realized gain
Class AAA	(873,690)	(9,264,805)
Advisor Class	(992,479)	(12,875,590)

	(1,866,169)	(22,140,395)

Total Distributions to Shareholders	(1,866,169)	(29,958,283)

Capital Share Transactions:
Class AAA	17,342,365	(6,638,642)
Advisor Class	(63,106,925)	57,104,679

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(45,764,560)	50,466,037

Redemption Fees	8,752	16,661

Net Increase/(Decrease) in Net Assets	(17,816,209)	62,264,404
Net Assets:
Beginning of year	1,409,772,085	1,347,507,681

End of year (including undistributed net investment income of $1,082,076 and $693,226, respectively)	$1,391,955,876	$1,409,772,085

See accompanying notes to financial statements.

The Gabelli ABC Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions									Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investments	Return of Capital		Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses	Portfolio Turnover Rate
Class AAA
2017	$10.17	$ 0.05	$0.17	$0.22	—		$(0.01)	—		$(0.01)	$0.00	$10.38	2.2%	$660,559	0.51%	0.58%(c)(d)(e)	205%
2016	10.10	0.02	0.29	0.31	$(0.07)		(0.17)	—		(0.24)	0.00	10.17	3.1	630,052	0.19	0.60(d)(e)(f)	287
2015	10.13	(0.00)(b)	0.24	0.24	(0.06)		(0.21)	—		(0.27)	0.00	10.10	2.3	630,205	(0.01)	0.59(d)(e)	276
2014	10.24	(0.00)(b)	0.12	0.12	(0.05)		(0.18)	—		(0.23)	0.00	10.13	1.2	659,818	(0.04)	0.58(e)	281
2013	9.96	0.06	0.43	0.49	(0.01)		(0.19)	$(0.01)		(0.21)	0.00	10.24	4.9	446,566	0.63	0.58(e)	324
Advisor Class
2017	$10.08	$ 0.03	$0.17	$0.20	—		$(0.01)	—		$(0.01)	$0.00	$10.27	2.0%	$731,397	0.26%	0.83%(c)(d)(e)	205%
2016	10.01	(0.01)	0.30	0.29	$(0.05)		(0.17)	—		(0.22)	0.00	10.08	2.9	779,720	(0.06)	0.85(d)(e)(f)	287
2015	10.05	(0.03)	0.23	0.20	(0.03)		(0.21)	—		(0.24)	0.00	10.01	2.0	717,303	(0.27)	0.84(d)(e)	276
2014	10.16	(0.03)	0.12	0.09	(0.02)		(0.18)	—		(0.20)	0.00	10.05	0.9	712,086	(0.30)	0.83(e)	281
2013	9.89	0.03	0.43	0.46	(0.00	)(b)	(0.19)	$(0.00	)(b)	(0.19)	0.00	10.16	4.7	677,405	0.29	0.83(e)	324

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred tax expense during the year ended December 31, 2017. If the tax expense had not incurred, the ratios of operating expenses to average net assets would have been 0.57% (Class AAA) and 0.82% (Advisor Class), respectively.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2017, 2016, and 2015, there was no impact to the expense ratios.
(e)

The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended December 31, 2017, 2016, 2015, and 2014 would have been 0.55%, 0.55%, 0.55%, and 0.57% (Class AAA) and 0.80%, 0.80%, 0.77%, and 0.82% (Advisor Class), respectively. For the year ended December 31, 2013, there was no impact on the expense ratios.

(f)

During the year ended December 31, 2017 and 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursements (allocated by relative net asset values of the Fund’s share classes) been included in the 2016 calculation, the annualized expense ratios would have been 0.58% (Class AAA) and 0.83% (Advisor Class), respectively. The 2017 reimbursement had no effect on the expense ratio.

See accompanying notes to financial statements.

The Gabelli ABC Fund

Notes to Financial Statements

1. Organization. The Gabelli ABC Fund, a series of Gabelli Investor Funds, Inc., was incorporated on October 30, 1992 in Maryland, and commenced investment operations on May 14, 1993. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Automotive: Parts and Accessories	—	—	$4,130,000	$ 4,130,000
Business Services	$ 1,999,004	—	0	1,999,004
Computer Software and Services	27,786,281	$ 171,317	—	27,957,598
Consumer Services	24,420	406,937	—	431,357
Energy and Utilities	43,886,367	—	0	43,886,367
Financial Services	22,049,222	109,375	—	22,158,597
Health Care	72,685,868	1,025,536	—	73,711,404
Publishing	2,714,920	88,197		2,803,117
Wireless Communications	9,316,539	—	30,476	9,347,015
Other Industries (a)	303,151,692	—	—	303,151,692
Total Common Stocks	483,614,313	1,801,362	4,160,476	489,576,151
Closed-End Funds	97,790	—	—	97,790
Preferred Stocks (a)	660,968	—	—	660,968
Rights (a)	152,036	522,500	1,509,765	2,184,301
Warrants (a)	791	—	—	791
Convertible Corporate Bonds (a)	—	512,859	—	512,859
Corporate Bonds (a)	—	—	27,950	27,950
U.S. Government Obligations	—	850,731,033	—	850,731,033
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$484,525,898	$853,567,754	$5,698,191	$1,343,791,843
LIABILITIES (Market Value):
Common Stocks Sold Short (a)	$(60,684,462)	—	—	$ (60,684,462)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$(60,684,462)	—	—	$ (60,684,462)

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/17
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
EQUITY CONTRACTS
Contract for Difference Swap Agreements	—	$ 56,921	—	$ 56,921
LIABILITIES (Unrealized Depreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	(622,410)	—	(622,410)
TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$(565,489)	—	$(565,489)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2017. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to consider to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2017, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. Equity contract for difference swap agreements at December 31, 2017 are presented within the Schedule of Investments.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the

Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2017 had an average monthly notional amount of approximately $1,018,992 over the period that the swaps were outstanding.

At December 31, 2017, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts. For the year ended December 31, 2017, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency within Net realized loss on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at December 31, 2017 are reflected within the Schedule of Investments. The Fund’s volume of activity in forward foreign exchange contracts during the year ended December 31, 2017 had an average monthly notional amount of approximately $65,089,230.

At December 31, 2017, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on forward foreign exchange contracts. For the year ended December 31, 2017, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency, within Net realized loss on forward foreign exchange contracts and Net change in unrealized appreciation/depreciation on forward foreign exchange contracts.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

At December 31, 2017, the Fund’s derivative assets (by type) are as follows:

		Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Assets
Equity Contract for Difference Swap Agreements		$56,921	—	$56,921

		Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Forward Foreign Exchange Contracts		$622,410	—	$622,410

The following tables present the Fund’s derivative assets and liabilities by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of December 31, 2017:

	Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Counterparty
The Goldman Sachs Group, Inc.	$56,921	—	—	$56,921

	Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Counterparty
State Street Bank & Trust Co.	$622,410	$(622,410)	—	—

Securities Sold Short. The Fund enters into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

the position fluctuates. Securities sold short and details of collateral at December 31, 2017 are reflected within the Schedule of Investments. For the year ended December 31, 2017, the Fund incurred $7,182 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2017, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, reclassifications of short term gains against current year net operating loss, and tax equalization utilized during the year. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2017, reclassifications were made to decrease undistributed net investment income by $4,877,372 and decrease distributions in excess of net realized gain on investments, securities sold short, and foreign currency transactions by $2,607,765, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions paid from:*
Ordinary income (inclusive of short term capital gains)	$4,088,762	$26,568,268
Net long term capital gains	101,986	4,181,853

Total distributions paid	$4,190,748	$30,750,121

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies. For the year ended December 31, 2017, the Fund incurred excise tax of $170,286.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

As of December 31, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed Ordinary Income	$4,378,198
Net unrealized appreciation on investments, foreign currency translations, forwards and swap contracts	27,747,738

Total	$32,125,936

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2017, the temporary difference between book basis and tax basis net unrealized appreciation/(depreciation) on investments were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on currency gains and losses and swaps, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2017:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments and derivative instruments	$1,255,361,267	$54,383,980	$(26,637,866)	$27,746,114

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of December 31, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receives a $2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for the Advisor Class Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Advisor Class Share Plan, payment is authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at an annual rate of 0.25% of the average

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

daily net assets of the Advisor Class Shares, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2017, other than short term securities and U.S. Government obligations, aggregated $1,131,450,888 and $1,292,133,237, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2017, the Fund paid $441,742 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2017, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $10,952.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2017, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As of December 31, 2017, the Fund’s Adviser and its affiliates beneficially owned greater than 25% of the voting securities of the Fund. This includes accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 8, 2018 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bears interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30-day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended December 31, 2017, there were no borrowings outstanding under the line of credit.

8. Capital Stock. The Fund offers Class AAA Shares and Advisor Class Shares to investors without a front-end sales charge. Class AAA Shares are available directly through the Distributor or through the Fund’s transfer agent. Advisor Class Shares are available through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2017 and 2016, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	9,081,287	$93,724,610	12,888,893	$130,848,242
Shares issued upon reinvestment of distributions	83,487	865,755	1,306,229	13,271,299
Shares redeemed	(7,512,033)	(77,248,000)	(14,633,652)	(150,758,183)

Net increase/(decrease)	1,652,741	$17,342,365	(438,530)	$(6,638,642)

Advisor Class
Shares sold	25,957,392	$263,827,681	35,654,900	$359,810,156
Shares issued upon reinvestment of distributions	70,146	719,001	1,271,472	12,803,725
Shares redeemed	(32,149,227)	(327,653,607)	(31,203,881)	(315,509,202)

Net increase/(decrease)	(6,121,689)	$(63,106,925)	5,722,491	$57,104,679

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli ABC Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli ABC Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli ABC Fund (the “Fund”) (one of the funds constituting Gabelli Investor Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Investor Funds, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 28, 2018

The Gabelli ABC Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli ABC Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 75	Since 1993	32	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)
INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita Director Age: 82	Since 1993	28	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 74	Since 1993	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of the LGL Group, Inc. (diversified manufacturing) (2011-2014)

Mary E. Hauck Director Age: 75	Since 2000	11	Retired Senior Manager of the Gabelli— O’Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura Director Age: 49	Since 2009	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Werner J. Roeder Director Age: 77	Since 1993	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

The Gabelli ABC Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 66	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 41	Since 2017	Treasurer of all the registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 59	Since 2006	Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]  Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]  This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]  “Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]  Directors who are not interested persons are considered “Independent” Directors.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI ABC FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Ryan N. Kahn, CFA, is an analyst dedicated to the Gabelli merger arbitrage portfolios, specifically to our U.S. open and closed-end funds. He joined the team in 2013 after working as a generalist in the research department. Mr. Kahn earned a Bachelor of Science in Business Management from Babson College.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and also serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from the Columbia University Graduate School of Business, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

Gian Maria Magrini, CFA, is an analyst dedicated to the Gabelli merger arbitrage portfolios, specifically to our U.S. open and closed-end funds. He joined the team in 2013 after serving various roles in the operations and research departments. Mr. Magrini earned a Bachelor of Science in Finance from Fordham University.

Geoffrey P. Astle is involved in the analytics and foreign and domestic trading for the Gabelli merger arbitrage portfolios, specifically to our U.S. open and closed end funds. He has been associated in this capacity since 2007. Mr. Astle earned a Bachelor of Science in both Finance and Marketing from Fairfield University.

2017 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2017, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.013 and $0.013 per share for Class AAA and Advisor Class Shares, respectively, and long term capital gains totaling $101,986, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2017, 53.68% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 59.61% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.00% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2017 which was derived from U.S. Treasury securities was 44.19%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli ABC Fund did not meet this strict requirement in 2017. The percentage of U.S. Government securities held as of December 31, 2017 was 61.1%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI ABC FUND
One Corporate Center
Rye, New York 10580-1422 t 800-GABELLI (800-422-3554) f 914-921-5118 e info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.
BOARD OF DIRECTORS	OFFICERS
Mario J. Gabelli, CFA	Bruce N. Alpert President
Chairman and Chief
Executive Officer,	John C. Ball Treasurer
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group, Inc.
Agnes Mullady Vice President
Anthony J. Colavita
President,	Andrea R. Mango Secretary
Anthony J. Colavita, P.C.

Vincent D. Enright	Richard J. Walz Chief Compliance Officer
Former Senior Vice President
and Chief Financial Officer,
KeySpan Corp.
DISTRIBUTOR

Mary E. Hauck	G.distributors, LLC
Former Senior Portfolio
Manager,	CUSTODIAN
Gabelli-O’Connor Fixed	State Street Bank and Trust Company
Income Mutual Fund
Management Co.

Kuni Nakamura President,	TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Advanced Polymer, Inc.
DST Asset Manager
Werner J. Roeder	Solutions Inc.
Former Medical Director,
Lawrence Hospital	LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB408Q417AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $26,500 for 2016 and $26,500 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,700 for 2016 and $3,700 for 2017. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $3,121 for 2016 and $1,617 for 2017. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $35,321 for 2016 and $36,968 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     Gabelli Investor Funds, Inc.

By (Signature and Title)*    /s/ Bruce N. Alpert

                                                  Bruce N. Alpert, Principal Executive Officer

Date    3/09/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Bruce N. Alpert

                                                  Bruce N. Alpert, Principal Executive Officer

Date    3/09/2018

By (Signature and Title)*    /s/ John C. Ball

                                                  John C. Ball, Principal Financial Officer and Treasurer

Date    3/09/2018

* Print the name and title of each signing officer under his or her signature.